UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of an Acquisition or Disposition of Assets
Item 2.02     Results of Operations and Financial Condition
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX 99.1 (Press Release)

Item 1.01 Entry into a Material Definitive Agreement
On August 5, 2015, Orion Concrete Construction, LLC, a wholly owned subsidiary of Orion Marine Group, Inc. (“Orion” or the “Company”) entered into a Membership Interests Purchase Agreement (“the Purchase Agreement”) for the purchase of (a) all of the issued and outstanding membership interest of T.A.S. Commercial Concrete Construction, LLC, a Delaware limited liability company (“CCC”), (b) all of the issued and outstanding membership interest of T.A.S. Commercial Concrete Solutions, LLC, a Texas limited liability company (“CCS”), (c) directly and indirectly all of the issued and outstanding membership interests of T.A.S. Proco, LLC, a Texas limited liability company (“Proco” and collectively with CCC and CCS, the “Controlled Subsidiaries”), and (d) forty-nine percent of the issued and outstanding membership interests (such interests being non-voting) of GLM Concrete Solutions, LLC, a Texas limited liability company (“GLM” and collectively with the Controlled Subsidiaries, the “TAS Subsidiaries”), (such membership interests in (a), (b), (c) and (d) collectively, the “Interests”. The Company and the Seller, T.A.S. Holdings, LLC, closed the purchase transactions on August 5, 2015 (“the closing date”).
Upon the terms of and subject to the conditions set forth in the Purchase Agreement, the total aggregate consideration paid by the Company to the Seller for the Interests was cash consideration of $111,976,780.
The Purchase Agreement contains customary representations, warranties, covenants and indemnities, including certain post-closing covenants with respect to confidentiality, indemnification, an indemnity escrow agreement and a working capital reconciliation.
In connection with the purchase, the Company has entered into a new syndicated credit agreement (“Credit Agreement”) led by Regions Bank. This Credit Agreement, dated August 5, 2015 is entered into by and among Orion Marine Group, Inc. (the “Borrower”), certain subsidiaries of the Borrower from time to time parties hereto, as Guarantors, with Regions Bank (as Administrative Agent and Collateral Agent) Bank of America, N.A., BOKF, NA DBA Bank of Texas and Branch Banking and Trust Company as Co-Syndication Agents, and Regions Capital Markets, a division of Regions Bank, as Lead Arranger and Book Manager.
The Company has a maximum borrowing availability under the revolving line of credit and a term loan (as defined in the Credit Agreement) of $185 million, with a $20 million sublimit for the issuance of letters of credit. The interest rate on borrowings is based on a base rate which is equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.5% and (c) the LIBOR Index Rate in effect on such day plus 1%. The Base Rate shall in no event be less than 0%. In the event of a default (as defined in the Credit Agreement), the rate shall be based on the applicable rates above plus 2% per annum. Principal payments shall be made on the term loan quarterly, with the balance paid upon maturity, in accordance with the payment schedule as outlined in the Credit Agreement. Letter of credit fees for each commercial Letter of Credit equal to 0.25% per annum multiplied by the daily maximum amount available to be drawn under such Letter of Credit and a Letter of Credit fee for each standby Letter of Credit equal to the Applicable Margin multiplied by the daily maximum amount available to be drawn under such Letter of Credit. The Credit Agreement includes various covenants, limitations and events of default as customary for similar facilities, including minimum fixed charge ratio and a maximum leverage ratio. Pursuant to the Credit Agreement, certain subsidiaries of the Company have agreed to guarantee the Company’s obligations under the Credit Agreement.
A copy of the Credit Agreement is filed as Exhibit 10.3 in the Current Form on 10-Q, which was filed on August 7, 2015, and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement
On August 5, 2015, in connection with the Company’s entry into the New Credit Agreement described in Item 1.01 above, the Company terminated the Credit Agreement dated June 25, 2012 as amended June 25, 2015, with Wells Fargo, N.A., as administrative agent.

Item 2.01 Completion of an Acquisition or Disposition of Assets
On the Closing Date, the Company purchased the Interests of T.A.S. Holdings, LLC. T.A.S. Holdings, LLC was a privately held concrete construction company based in Texas. T.A.S. Holdings, LLC and its predecessor interests have operated in the Texas markets since 1980. At the closing, the Interests became wholly-owned subsidiaries of the Company, with the exception of GLM, as noted above.
A copy of the Purchase Agreement is filed as Exhibit 2.1* in the Current Form on 10-Q, which was filed on August 7, 2015, and is incorporated herein by reference. The foregoing description of the Purchase Transaction and Purchase Agreement are qualified in their entirety by reference to the terms of the Purchase Agreement, as filed.
*Certain schedules to the Purchase Agreement and other documents referenced therein have been omitted pursuant to Item 601(b) (2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.
Prior to this transaction, no relationship of any kind existed between the Seller or the Company or any of its affiliates, directors, officers or any associate of any director or officer of the Company.

Item 2.02 Results of Operations and Financial Condition
On August 6, 2015, Orion Marine Group, Inc. (the "Company") issued a press release announcing its financial results for the second quarter ended June 30, 2015. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Item 8.01 Other Events
A copy of our press release, dated August 6, 2015, announcing the purchase of the Interests of T.A.S Holdings, LLC, and our Q2 2015 quarterly earnings, is attached hereto as Exhibit 99.1, and is incorporated by reference.

Item 9.01 Financial Statement and Exhibits

(a)	Financial Statements of business acquired

The Audited Financial Statements of the Interests will be filed as an amendment to this Form 8-K within seventy-one (71) days of the date of this filing.
The Unaudited Financial Statements of the Interests will be filed as an amendment to this Form 8-K within seventy-one (71) days of the date of this filing.

(b)	Pro forma financial information

The pro forma financial information will be filed as an amendment to this Form 8-K within seventy-one (71) days of the date of this filing.

(c)     Exhibits:
The following exhibit is furnished as part of this Report pursuant to Item 2.02.

99.1    Press Release dated August 6, 2015 announcing the Company’s financial results for the second quarter ended June 30, 2015.

The following exhibits are furnished as part of this report pursuant to item 1.01.

2.1 Membership Interests Purchase Agreement dated August 5, 2015 by and among T.A.S. Holdings, LLC and Orion Concrete Construction, LLC (Schedules, exhibits and similar attachments to the Purchase Agreement that are not material have been omitted pursuant to Item 601(b)(2) of Regulation S-K (incorporated herein by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed August 7, 2015) (File No. 001-33891). The Company will furnish supplementary a copy of any omitted schedule, exhibit or similar attachment to the SEC upon request)

10.3 Credit Agreement dated as of August 5, 2015 among Orion Marine Group, Inc. as Borrower, Certain Subsidiaries of the Borrower Party Hereto From Time to Time, as Guarantors, The Lenders Party Hereto, Regions Bank, as Administrative Agent and Collateral Agent, and Bank of America, N.A., BOKF, NA DBA Bank of Texas, and Branch Banking and Trust Company, as Co-Syndication Agents, Regions Capital Markets, a division of Regions Bank, as Lead Arranger and Book Manager (incorporated herein by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed August 7, 2015) (File No. 001-33891).

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: August 12, 2015	By:	/s/ Christopher J. DeAlmeida
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued August 6, 2015